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                                                                   EXHIBIT 10.31


                                FIRST AMENDMENT TO THE
                               U.S. LONG DISTANCE CORP.
                         1995 EMPLOYEE RESTRICTED STOCK PLAN


    THIS AGREEMENT by U.S. Long Distance Corp. (the "Sponsor"),

                                     WITNESSETH:

    WHEREAS, the Sponsor has executed and maintains a restricted stock plan entitled "U.S. Long Distance Corp. 1995 Employee Restricted Stock Plan" (the "Plan"); and

    WHEREAS, the Sponsor, through action of its Board of Directors, retained the right in Section 9 of the Plan to amend the Plan from time to time; and

    WHEREAS, the Plan was previously amended on July 2, 1996 pursuant to resolutions of the Board of Directors of the Sponsor; and

    WHEREAS, the Board of Directors of the Sponsor approved resolutions on the 2nd day of July, 1996, authorizing amendment of the Plan to allow for acceleration of vesting of restricted stock grants at such time as the Plan's Committee may determine;

    NOW, THEREFORE, the Sponsor declares that the Plan is hereby amended, effective as of the date of execution hereof, as follows:

         Section 6A of the Plan is hereby amended by deleting the third paragraph thereof and substituting the following in its stead:

         An Award may be subject to such vesting requirements as may be fixed by the Committee. Vesting may be accelerated for any reason as determined by the Committee from time to time in its sole discretion.

    IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 2nd day of July, 1996.

                             U.S. LONG DISTANCE CORP.


                             By:  /s/ PARRIS H. HOLMES, JR.
                                  ----------------------------------
                                   Parris H. Holmes, Jr.
                                   Chairman of the Board and
                                   Chief Executive Officer


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                               SECOND AMENDMENT TO THE
                               U.S. LONG DISTANCE CORP.
                         1995 EMPLOYEE RESTRICTED STOCK PLAN


    THIS AGREEMENT by U.S. Long Distance Corp. (the "Sponsor"),

                                     WITNESSETH:

    WHEREAS, the Sponsor has executed and maintains a restricted stock plan entitled "U.S. Long Distance Corp. 1995 Employee Restricted Stock Plan" (the "Plan"); and

    WHEREAS, the Sponsor, through action of its Board of Directors, retained the right in Section 9 of the Plan to amend the Plan from time to time; and

    WHEREAS, the Plan was previously amended on July 2, 1996 pursuant to resolutions of the Board of Directors of the Sponsor; and

    WHEREAS, the Board of Directors of the Sponsor approved resolutions on the 14th day of July, 1997, authorizing amendment of the Plan to increase the number of shares available for granting of restricted stock awards under the Plan from 500,000 shares to 1,000,000 shares;

    NOW, THEREFORE, the Sponsor declares that the Plan is hereby amended, effective as of the date of execution hereof, as follows:

         The first sentence of Section 3 of the Plan is hereby amended to read as follows, with the remainder of such section to remain unchanged:

              There shall be reserved for Awards under the Plan an aggregate of 1,000,000 shares of Common Stock.

    IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 14th day of July, 1997.

                             U.S. LONG DISTANCE CORP.



                             By:  /s/ LARRY M. JAMES
                                  ----------------------------------
                                   Larry M. James
                                   Chairman of the Board
                                   and Chief Executive Officer